UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): November 10, 2004
                         (August 31, 2004)

                        BF ACQUISITION GROUP III, INC.
............................................................................
          (Exact name of registrant as specified in its charter)

        Florida                    0-26849           65-0913585
............................................................................
(State or other jurisdiction    (Commission         (IRS Employer
     of incorporation)          File Number)      Identification No.)

     4 Mill Park Ct., Newark, Delaware                       19713
............................................................................
 (Address of principal executive offices)                  (Zip Code)

   Registrant's telephone number, including area code: (302) 366-8992

............................................................................
     (Former name or former address, if changed since last report)

Item 2.01. Completion of Acquisition or Disposition of Assets

 	As reported on its current report on Form 8-K filed September 1, 2004, on August 31, 2004, the registrant completed the acquisition of 425,000 shares of FundraisingDirect.com, Inc., a Delaware corporation ("FRD"), from Mr. Justin DiNorscia and Mrs. Diane DiNorscia, which represents approximately 92% of all of the issued and outstanding shares of capital stock of FRD, in exchange for 3,000,000 shares of the registrant's Series A Preferred Stock.

	Pursuant to Item 9.01(a)(4) of Form 8-K, this Form 8-K/A amends the current report on Form 8-K filed September 1, 2004 to include
FRD's financial statements as required by Item 9.01(a)(4) of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a) 	Financial statements of businesses acquired.

The audited Financial Statements of FRD dated December 31, 2003 and 2002 are filed as part of this Current Report on Form 8-K/A.

(b) 	Pro forma financial information.

Not Applicable.

(c) 	Exhibits.

        The following exhibits were filed as part of the Current Report of Form 8-K filed with the Commission on September 1, 2004 and are incorporated herein by reference:

        2.1     Share Exchange Agreement
        3.1     Certified Articles of Incorporation, as Amended

                             SIGNATURES

	Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF Acquisition Group III, Inc.


By:/s/ Justin DiNorscia
   ------------------------
   Justin DiNorscia, President

Dated November 10, 2004

                         FUNDRAISINGDIRECT.COM, INC.

                            FINANCIAL STATEMENTS

                         DECEMBER 31, 2003 AND 2002

                        FUNDRAISINGDIRECT.COM, INC.











                                 C O N T E N T S
                                 ---------------




                                                             PAGE
                                                             ----

INDEPENDENT AUDITORS' REPORT                                   1


BALANCE SHEETS                                                 2


STATEMENTS OF OPERATIONS                                       3


STATEMENTS OF STOCKHOLDERS' DEFICIT                            4


STATEMENTS OF CASH FLOWS                                       5


NOTES TO FINANCIAL STATEMENTS                               6 - 8

                         INDEPENDENT AUDITORS' REPORT



To the Board of Directors
FundraisingDirect.com, Inc.
Newark, Delaware


We have audited the balance sheets of FundraisingDirect.com, Inc. as of December 31, 2003 and 2002, and the related statements of operations, stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FundraisingDirect.com, Inc. as of December 31, 2003 and 2002, and the results of their operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.





/s/ Cogen Sklar, LLP

Bala Cynwyd, Pennsylvania
November 1, 2004

                          FUNDRAISINGDIRECT.COM, INC.
                               BALANCE SHEETS
                          DECEMBER 31, 2003 AND 2002




                                                     2003            2002
            ASSETS                                   ----            ----

CURRENT ASSETS
Cash                                             $        576      $        461
Accounts receivable                                     7,191            20,036
Due from officer                                          900               900
                                                  -----------       -----------

TOTAL ASSETS                                     $      8,667      $     21,397
                                                  ===========       ===========
LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES
Accounts payable                                 $      7,135      $     11,998
Due to affiliate                                      172,346           168,578
                                                  -----------       -----------

TOTAL LIABILITIES                                     179,481           180,576
                                                  -----------       -----------
STOCKHOLDERS' DEFICIT

Common stock, $0.01 par value; 20,000,000
shares authorized; 512,500 shares issued
and outstanding in 2003 and 2002                        5,125             5,125
Additional paid-in capital                             25,775            25,775
Accumulated deficit                                  (201,714)         (190,079)
                                                  -----------       -----------

TOTAL STOCKHOLDERS' DEFICIT                          (170,814)         (159,179)
                                                  -----------       -----------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT      $      8,667       $    21,397
                                                  ===========        ==========



The accompanying notes are an integral part of these financial statements.

                          FUNDRAISINGDIRECT.COM, INC.
                           STATEMENTS OF OPERATIONS
                   YEARS ENDED DECEMBER 31, 2003 AND 2002










                                                  2003            2002
                                                  ----            ----

NET SALES                                      $ 128,090      $  139,032


COST OF SALES                                     69,567          96,230
                                                --------       ---------

GROSS PROFIT                                      58,523          42,802


SELLING, GENERAL AND ADMINISTRATIVE EXPENSES      70,158          70,157
                                                --------       ---------

NET LOSS                                       $ (11,635)     $  (27,355)
                                                ========       =========






The accompanying notes are an integral part of these financial statements.

                          FUNDRAISINGDIRECT.COM, INC.
                      STATEMENTS OF STOCKHOLDERS' DEFICIT
                FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                               Additional
                                                    Common        Paid-in        Accumulated
                                                    Stock        Capital           Deficit           Total
                                                   ---------   -----------      -------------      ---------

BALANCE AT JANUARY 1, 2001                         $    5,125   $  25,775     $    (162,724)     $  (131,824)

Net loss for the year ended December 31, 2002               -           -           (27,355)         (27,355)
                                                    ---------   -----------      -------------    ----------

BALANCE AT DECEMBER 31, 2002                            5,125      25,775          (190,079)        (159,179)

Net loss for the year ended December 31, 2003               -           -          (11,635)          (11,635)
                                                    ---------   -----------      -------------    ----------

BALANCE AT DECEMBER 31, 2003                       $    5,125   $  25,775     $    (201,714)     $  (170,814)
                                                    =========   ===========      =============   ===========





The accompanying notes are an integral part of these financial statements.

                      FUNDRAISINGDIRECT.COM, INC.
                        STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2003 AND 2002




                                                    2003            2002
                                                   ------         -------

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                          $ (11,635)     $ (27,355)
Adjustment to reconcile net income to net cash
 used in operating activities
  (Increase) decrease in assets
    Accounts receivable                              12,844        (13,331)
  Increase (decrease) in liabilities
    Accounts payable and accrued expenses            (4,863)         3,976
                                                   --------       --------

Net cash used in operating activities                (3,654)       (36,710)
                                                   --------       --------

CASH FLOWS FROM FINANCING ACTIVITIES
 Net increase in amount due to affiliate              3,769          8,018
                                                   --------       --------

NET INCREASE (DECREASE) IN CASH                         115        (28,692)


CASH - BEGINNING OF YEAR                                461         29,153
                                                   --------       --------

CASH - END OF YEAR                                $     576      $     461
                                                   ========       ========







The accompanying notes are an integral part of these financial statements.

                          FUNDRAISINGDIRECT.COM, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2003 AND 2002



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business
----------------------
FundraisingDirect.com, Inc. (the "Company") was incorporated in 1999 under the laws of the State of Delaware. The Company is engaged in the sales and distribution of fundraising products to customers which are principally nonprofit organizations.

Estimates
---------
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions the company may undertake in the future, actual results could differ from the estimates.

Concentration of Credit Risk
----------------------------
The Companies performs ongoing credit evaluations of its customers' financial condition and, generally, requires no collateral from its customers.

Revenue Recognition
-------------------
The Company recognizes net sales and the related cost of sales at the time the products are shipped to customers.

Certain revenue is recorded on a net basis since the Company performs as an agent without assuming the risks and rewards of ownership of the goods and does not take title to the products.

The Company's product costs include amounts for shipping and handling, therefore, it charges its customers shipping and handling fees at the time the products are shipped or when its services are performed. The cost of shipping products to the customer is included in selling, general and administrative expenses. The costs of shipping and handling included in selling, general and administrative expenses are approximately $10,500 and $9,900 for the years ended December 31, 2003 and 2002.

Income Taxes
------------
The Company follows SFAS No. 109, "Accounting for Income Taxes" which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.
Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Comprehensive Income
--------------------
The Company follows SFAS No. 130, "Reporting Comprehensive Income." Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Since the Company has no items of other comprehensive income, comprehensive income (loss) is equal to net income (loss).

Advertising Costs
-----------------
The Company reports the costs of advertising as an expense when costs are incurred.

                         FUNDRAISINGDIRECT.COM, INC.
                        NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 2003 AND 2002





NOTE 2 - COMMON STOCK

In January 2000, the Board of Directors voted to amend the Certificate of Incorporation to change the name of the Company and to increase the amount of authorized shares from 1,000 shares at no par value to 20,000,000 shares at $0.01 par value. The Company mistakenly filed an Amended Certificate of Incorporation reflecting the name change only. Subsequent to this amendment, the Company issued 512,500 shares of its common stock valued at $30,900. On October 29, 2004, the Company filed a Certificate of Correction to correct the Amended Certificate of Incorporation to reflect the intended increase in authorized shares and change in the par value. This change in capital structure has been given retroactive treatment on the balance sheets as of December 31, 2003 and 2002.


NOTE 3 - RELATED PARTY TRANSACTIONS

The Company purchases products from a company related by common ownership. During the year ended December 31, 2003 and 2002, total purchases from related entity were $61,711 and $68,134.

The Company shares certain operating expenses with this related entity. The related entity pays these expenses and allocates to the Company its proportionate share of the expenses. During the years ended December 31, 2003 and 2002, these expenses amounted to $53,490 and $62,929.

As of December 31, 2003 and 2002, the payable to this entity amounted to $172,346 and $168,578. The payable is non-interest bearing with no specified repayment terms.


NOTE 4 - INCOME TAXES

As of December 31, 2003 and 2002, the Company has net operating loss carryforwards of approximately $200,000 and $190,000, expiring through the year ending December 31, 2023. This amount can be used to offset future taxable income of the Company.

The components of deferred tax assets as of December 31, 2003 and 2002 are as follows:



                                                     2003            2002
                                                 ------------    -----------

	Deferred tax assets
        Net operating loss carryforward         $     60,000     $    57,000

        Valuation allowance                          (60,000)        (57,000)
                                                 -----------      ----------

        Total                                   $          -     $         -
                                                 ===========      ==========


                          FUNDRAISINGDIRECT.COM, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2003 AND 2002





NOTE 4 - INCOME TAXES (Continued)

The valuation allowance for deferred tax assets as of December 31, 2003 and 2002 was $60,000 and $57,000. The change in the total valuation for the years ended December 31, 2003 and 2002 was an increase of $3,000 and $8,000. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependant upon the generation of future taxable income during the periods in which the net operating losses and temporary differences become deductible. Management considered projected future taxable income and tax planning strategies in making this assessment.
The value of the deferred tax assets was offset by a valuation allowance, due to the current uncertainty of the future realization of the deferred tax assets.

The timing and manner in which the Company can utilize operating loss carryforwards in any year may be limited by provisions of the Internal Revenue Code regarding changes in ownership of corporations. Such limitation may have an impact on the ultimate realization of its carryforwards and future tax deductions.


NOTE 5 - SUBSEQUENT EVENTS

On April 28, 2004, certain stockholders of the Company contributed $130,000 to the Company as additional paid-in capital. On April 29, 2004, these funds were used as a partial payment of the amount due to affiliate.

On August 31, 2004, Mr. Justin DiNorscia and Mrs. Diane DiNorscia, holders of 425,000 shares of the Company's total issued and outstanding shares, exchanged their shares for 3,000,000 shares of BF Acquisition Group III, Inc.'s Series A Preferred Stock. This transaction resulted in a change of control of BF Acquisition Group III, Inc. ("BF Acquisition III") and was accounted for as a reverse acquisition, whereby FundraisingDirect.com, Inc. was deemed to have purchased BF Acquisition III.